SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549
                             ________________

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) . . . . . . . March 4, 1994

                           The Chubb Corporation
          (Exact name of registrant as specified in its charter)

        New Jersey                     03089                 13-2595722
      (State or other              (Commission File          (IRS Employer
jurisdiction of incorporation)         Number)            Identification No.)


    15 Mountain View Road                                     07061-1615
      P.O. Box 1615                                           (Zip Code)
    Warren, New Jersey
   (Address of principal
    executive offices)


  Registrant's telephone number including area code . . . . . (908) 903-2000


Item 5 - Other Events

     On March 4, 1994, The Chubb Corporation announced that it has authorization to repurchase up to 5 million shares of its common stock, which represents approximately 5.7% of the shares outstanding at year end 1993. The purchases will be made from time to time in the open market or in privately negotiated transactions.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE CHUBB CORPORATION

                                               /s/  Robert Rusis
                                          By:_____________________________
                                             Name:   Robert Rusis
                                             Title:  Senior Vice President
                                                       & General Counsel